Investor Presentation “Expanding Our Reach” 12/31/2018 Peapack-Gladstone Bank Exhibit 99.1

Statement Regarding Forward-Looking Information This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and may include expressions about Management’s strategies and Management’s expectations about financial results, new and existing programs and products, investments, relationships, opportunities and market conditions. These statements may be identified by such forward-looking terminology as “expect,” “look,” “believe,” “anticipate,” “may,” or similar statements or variations of such terms. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to 1) our inability to successfully grow our business and implement our strategic plan, including an inability to generate revenues to offset the increased personnel and other costs related to the strategic plan; 2) the impact of anticipated higher operating expenses in 2019 and beyond; 3) our inability to successfully integrate wealth management firm acquisitions; 4) our inability to manage our growth; 5) our inability to successfully integrate our expanded employee base; 6) an unexpected decline in the economy, in particular in our New Jersey and New York market areas; 7) declines in our net interest margin caused by the interest rate environment and our highly competitive market; 8) declines in the value in our investment portfolio; 9) higher than expected increases in our allowance for loan and lease losses; 10) higher than expected increases in loan and lease losses or in the level of nonperforming loans; 11) unexpected changes in interest rates; 12) an unexpected decline in real estate values within our market areas; 13) legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Basel III and related regulations) that may result in increased compliance costs; 14) changes in monetary policy by the Federal Reserve Board; 15) changes to legislation or policy, including tax or accounting matters; 16) successful cyberattacks against our IT infrastructure and that of our IT providers; 17) higher than expected FDIC insurance premiums; 18) adverse weather conditions; 19) our inability to successfully generate business in new geographic markets; 20) our inability to execute upon new business initiatives; 21) our lack of liquidity to fund our various cash obligations; 22) reduction in our lower-cost funding sources; 23) our inability to adapt to technological changes; 24) claims and litigation pertaining to fiduciary responsibility, environmental laws and other matters; 25) effects related to a prolonged shutdown of the federal government that could impact SBA and other government lending programs; and 26) other unexpected material adverse changes in our operations or earnings.   The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements.

Coming off a very strong quarter and year. 2018 uncertainty carries into 2019: Highly competitive environment for commercial loans and core deposits. High deposit betas. Stock market volatility. Uncertain Fed activity / macroeconomic indicators. Priorities include: Continued caution, discipline, and focus while executing our strategy – Expanding Our Reach. Expand NIM principally through loan portfolio remix. Continued focus on building out our wealth management business, organically and through acquisition. Effective use of capital to benefit shareholder return (growth, acquisition, dividend, stock repurchase). Current Conditions

Managed our balance sheet with a $131 million, fixed-rate multifamily loan sale: Average coupon 3.28%. $4.4 million pre-tax loss. Replaced with higher yielding, largely floating rate or short duration loans with an average coupon of 4.78%. Project full loss recapture in approximately 2 years. Deposit growth of $236 million was the principal funding source for net loan growth (+$129MM), elimination of overnight borrowings (-$95MM), and an increase in balance sheet liquidity (+$44MM). Loan to deposit ratio of 101% (vs. 104% at 09/30/2018). C&I loans (including equipment finance) increased by $217 million, and now comprise 35% of the total loan portfolio. NIM increased to 2.72% from 2.69% in the prior quarter. Quarterly Recap

Reported EPS – $0.55 (Core $0.59)1 Reported ROA – 0.96% (Core 1.02%)1 Reported ROE – 9.32% (Core 9.89%)1 Non-interest income comprised 28% of total revenue driven by wealth management fee income, which totaled 21% of total revenue and increased 14% compared to Q4 2017. Peapack Private Wealth Management’s AUM/AUA totaled $5.8 billion. 2018 client inflows of managed AUMs exceeded $400 million. Tangible equity to tangible assets was 9.52% at quarter end.2 The Bank’s Regulatory Tier I Leverage Ratio was 11.32% and its Total Capital to Risk Weighted Assets Ratio was 14.59% for the quarter. CRE concentration reduced to 394% of total capital from 416% at 09/30/2018 and 466% at 12/31/2017. Quarterly Recap 1 See Non-GAAP financial measures on page 35. 2 Tangible book value per share is calculated by dividing tangible equity by period end common shares outstanding. See Non-GAAP financial measures on page 36.

Attractive geographic franchise. Wealth management fee income provides a stable and predictable revenue stream over time. Well positioned for additional wealth acquisitions that are immediately accretive to earnings. Ongoing shift in loan mix to C&I, including equipment finance, will positively impact NIM. Highly efficient branch network with an efficient cost structure that enables deposit pricing flexibility in the current market environment. Compelling valuation at current share price. Investment Considerations

PGC’s Current Valuation vs. Wealth Management Peers Note: Pricing data as of January 23, 2019; financial data as reported for the nine months ended September 30, 2018 (YTD 2018); Peers are not pro forma for pending or recently closed acquisitions 1. Assumes annualized reported EPS for the nine months ended September 30, 2018 * UVSP, CATC and BMTC financial data as reported for the twelve months ended December 31, 2018 (LTM 2018), representing LTM reported EPS; UVSP EPS excludes a charge to the provision for loan and lease losses which represented $0.29 of diluted EPS; including this charge, UVSP P/EPS would be 13.3x Peers are UVSP – Univest Financial Corp.; CATC – Cambridge Bancorp; BMTC – Bryn Mawr Bank Corp; WASH – Washington Trust Bancorp Source: S&P Global Market Intelligence, company filings

PGC’s Current Valuation vs. New Jersey Peers Note: Pricing data as of January 23, 2019; financial data as reported for the nine months ended September 30, 2018 (YTD 2018); Peers are not pro forma for pending or recently closed acquisitions 1. Assumes annualized reported EPS for the nine months ended September 30, 2018 Peers are CNOB – ConnectOne Bancorp; LBAI – Lakeland Bancorp; OCFC – OceanFirst Financial Corp.; VLY – Valley National Bancorp; PFS – Provident Financial Services Source: S&P Global Market Intelligence, company filings

NPAs to Total Assets* Total Loans (in billions) Capital (in millions) Total Deposits (in billions) Continued Forward Momentum * The increase in NPA is due to the addition of one healthcare real estate secured loan, totaling $15 million which continues to pay as agreed, and which the Company believes to be well secured.

C&I Loans (includes Equipment Finance) (Dollars in Millions) YOY +46%

Yield on Loans and Cost of Deposits

C&I (Target: 40%-50%) Multifamily (Target: 15%-25%) CRE (Target 15%-20%) Residential and Consumer (Target 15%-20%) Loan Diversification – Transformation to C&I (as contemplated by our Strategic Plan) (as a % of total loans)

Diluted Earnings per Share Pre-Tax Income (in millions) Revenue (in millions) Financial Performance YOY +24% YOY +17% Net Income (in millions) YOY +10% YOY +11% * See Non-GAAP financial measures on page 35.

ROACE ROAA Financial Performance Tangible Book Value Per Share 2 * See Non-GAAP financial measures on page 35. 1 Efficiency Ratio calculated by dividing total noninterest expense, by net interest income and total noninterest income. 2 Tangible book value per share is calculated by dividing tangible equity by period end common shares outstanding. See Non-GAAP financial measures on page 36. GAAP Efficiency Ratio 1 YOY +11%

Our Vision: A leading New York metro-area wealth management boutique, offering superior advice delivered by top quality professionals, with a differentiated client experience compared to large bank competitors. Recent Growth Initiatives: Completed the acquisition of Lassus Wherley on September 1, 2018 ($550mil+ AUM). Successfully completed two acquisitions in 2017: August 2017: Murphy Capital Management ($900 mil+ AUM). November 2017: Quadrant Capital Management ($400 mil+ AUM). Year-over-year wealth fees up $10 million or 43% and comprised 21% of total bank revenue. Year-over-year recurring wealth fees up 11% (excluding acquisitions listed above). 2018 client inflows of managed AUMs exceeded $400 million. Continue to pursue additional acquisition opportunities. Peapack Private Wealth Management

Wealth Management Performance AUM / AUA (in billions) Fee Income (in millions) YOY +43% YOY +5%

1. Includes SBA Income, Swap Income, Deposit & Loan Fees, Mortgage Banking, and BOLI Wealth Management Provides a Diversified Revenue Mix Net Interest Income 72% Wealth Management Fees 21% Fees & Other Inc 7% YTD 12/312018 Total Non-Interest Income: 24% of Total Revenue Net Interest Income before Provision Wealth Management Fee Income Fees & Other Income 1 Total Non-Interest Income Target 35% - 45% Net Interest Income 76% Wealth Management Fees 16% Fees & Other Inc 8% YTD 12/31/2017 Total Non-Interest Income: 28% of Total Revenue

How Do We Get There: Continue migration of loan portfolio from lower yielding, fixed rate multifamily to higher yielding, adjustable rate and shorter duration C&I, ultimately leading to NIM expansion. Prudent expense management and operating efficiency. Continue Wealth Management growth – organic and acquisition. Focus on other fee businesses such as SBA, corporate advisory, and swap fee income. Profitability Targets Metric Year 2017 Year 2018 2-3 Year Targets Fee Income/Total Revenue 24% 28% 35% - 45% ROAA 0.89% 1.02% 1.15% - 1.20% ROACE 10.12% 10.13% 11% - 12% YOY EPS Growth 27% 14% High single digit (annual target)

Considerable Growth Opportunity And Scale Gives Us Pricing Advantages Note: Deposit data as of 06/30/2018; pro forma for pending or recently completed M&A transactions; excludes non-retail branches Source: S&P Global Market Intelligence, FDIC

Net Interest Margin Targeted 2.80% to 2.85%

Remain cautious, disciplined, and focused while continuing to execute our strategy – Expanding Our Reach. Expand NIM by re-mixing our loan portfolio into higher yielding C&I loans and driving reasonable priced core deposits. Grow fee income to 35% - 45% of total bank revenue (over next 2 – 3 years). Effective use of capital to benefit shareholder return (growth, acquisition, dividend, stock repurchase). Effectively manage interest rate risk and liquidity. Align our acquired wealth management businesses under one integrated operating and technology platform with a common “Peapack Private” brand. Expand our presence throughout the metro New York market. Continue to deliver a superior client experience. Our Priorities

Appendix Peapack-Gladstone Bank

A high-performing boutique bank, leaders in wealth, lending and deposit solutions, known nationally for our unparalleled client service, integrity and trust. Professionalism Clients First Compete to Win Invested in Our Community One Team Vision Core Principles Our Foundation

Senior Private Bankers lead a team-based approach. PGB offers a full suite of banking, commercial, and wealth management products to support client financial needs. Team members focus on understanding needs, goals, and aspirations with consideration of risk tolerance, time horizon, and other traditional variables. Deliver exceptional client experience. For our high net worth individual clients within our affluent footprint, we develop, optimize, and deliver customized financial solutions aimed at helping clients create, grow, protect, and ultimately transition their wealth. For privately-owned businesses, we provide customized lending, treasury management, and capital market solutions. Working in concert with our wealth advisory team, we provide comprehensive wealth management advice that includes estate, tax and wealth planning considerations. Private Banking Model

Douglas L. Kennedy President & Chief Executive Officer 908.719.6554 40 years experience; Before joining in 2012, he served as President of the NJ Market for Capital One Bank. He has held key executive level positions and had great success building formidable regional and national specialty banking business at Fleet Bank, Summit Bancorp and Bank of America. He is a current Member of the NJ Chamber of Commerce Board of Directors, Montclair State University Board of Trustees, and Sacred Heart University Board of Trustees. He has served as President of NJ After 3 and as a Board Member of the NJ Bankers Association. John P. Babcock Senior EVP & President of Wealth Management 908.719.3301 37 years experience; Prior to joining, he was the managing director in charge of the Northeast Mid-Atlantic region for the HSBC Private Bank and, prior to that, he was the New York Metro Market Executive for U.S. Trust - the largest of U.S. Trust’s 53 markets in the U.S. In these and previous roles over the last 37 years, he has led commercial and wealth management/private bank businesses in New York City and regional markets through mergers, expansions, rapid growth and periods of significant organizational change. Jeffrey J. Carfora, CPA Senior EVP & Chief Financial Officer 908.719.4308 38 years experience; Joining as Executive Vice President and CFO in March 2009, he was promoted to Senior Executive Vice President in August 2013. Previously, he was affiliated with Penn Federal Savings Bank (where he joined as CFO and was later promoted to COO), Carteret Bank, and Marine Midland Bank. He began his career in 1980 with PriceWaterhouseCoopers. Robert A. Plante Executive Vice President Chief Operating Officer 908.470.3329 32 years experience; Before joining in 2017, served as executive vice president and chief operations officer/chief information officer at IDB New York, a $9.8 billion commercial bank, where he was a member of the credit risk, market risk and asset liability committees, responsible for all back-office support functions including payments, deposits, commercial and residential lending, treasury, custody, commercial cash management and information technology. Experienced Leadership Team

Lisa P. Chalkan Executive Vice President, Chief Credit Officer 908.719.6552 33 years experience; Before joining in 2015, she held executive positions as SVP, Head of Commercial Credit Policy, Director of Loan Administration/Commercial Banking, and Manager of Middle Market Underwriting at Capital One N.A., and also held key roles at Fleet Boston Financial/Bank of America and HSBC Bank USA/HSBC Securities, Inc. She is a member of the Board of Trustees of the Union County Economic Development Corporation, serving as Secretary of the Board, and past honoree as a Woman of Influence in Finance by the Women’s Fund of NJ. Robert R. Cobleigh Executive Vice President, Peapack Capital 201.285.6201 31 years experience; Prior to joining in 2017, he served as Regional VP and Credit Officer for Santander Corporate Equipment Finance, Inc. He was the VP of Credit for structured and specialty finance for MUFG-Union Bank/The Bank of Tokyo-Mitsubishi. He held senior positions at RBS/Citizens Asset Finance, Inc., Siemens Financial Services, Inc., Volvo Finance North America, Inc., and International Proteins Corporation. Robert earned his Bachelor of Business Administration degree – Finance and MBA – Investment Management from Pace University. Timothy E. Doyle Executive Vice President, Chief Risk Officer 908.306.8820 30 years experience; Prior to joining Peapack-Gladstone Bank, he served as Senior Vice President, Chief Credit Officer at Millennium bcp, Indus Bank and Crown Bank, where he specialized in credit and risk management. Prior to that, he held credit and leadership responsibilities at Sovereign Bank, Summit Bank/Fleet National Bank and CIBC World Markets. He graduated with a Bachelor of Commerce with Honors and MBA from the University of Windsor (Canada). He is a resident of Westfield, NJ and member of the New Jersey Bankers Association , Commercial Lending Committee. Experienced Leadership Team

Brydget Falk-Drigan Executive Vice President, Chief Human Resources Officer 908.719.3315 27 years experience; Prior to joining in 2018, she served as Leader, Global Talent Solutions and People Operations, Leader, Global Talent Acquisition, and Leader, Employee Engagement and Internal Communications at Dun & Bradstreet Corporation in Short Hills, NJ. There she led HR operations, systems implementations/ enhancements, employment branding, talent acquisition, onboarding and the incorporation of a Managed Service Provider (MSP) program. As a Senior Human Resources Business Partner and Winning Culture/Talent Development Leader, she provided business partner support to the U.S. Dun & Bradstreet sales organization. A resident of Watchung, NJ , she holds a BA in Psychology and Business from the University of Western Ontario, Canada. She is CHRP designated with the Human Resources Professional Association of Ontario, Canada, and holds a CHRM from the Advanced Program in Human Resources Management, University of Toronto, Toronto, Canada. Todd M. Poland Executive Vice President, General Counsel 908.443.5386 44 years experience; Prior to joining in 2018, he served as Partner at McElroy, Deutsch, Mulvaney & Carpenter LLP in Morristown, NJ, with a concentration in banking, corporate and securities law. He has extensive experience in bank and thrift regulatory and transactional matters, representation of parties to private equity transactions and other mergers and acquisitions, general representation of banks and other financial institutions, public and privately held companies, and public and private offerings of securities. He has been a lecturer on corporate and banking law matters to bar and banking groups. He is an Adjunct Professor of Law (Commercial Law) at Rutgers University Law School, Newark, NJ, and has been listed in Super Lawyers® (2006, 2009, 2012-2014), a Thomson Reuters rating service business. He holds a BA in English from Georgetown University and Master of Arts in English from the University of North Carolina. He holds a Juris Doctor Degree from Georgetown University Law Center and was an editor of the Georgetown Law Journal. Todd holds a Master of Laws in Taxation (LL.M.) from New York University School of Law and is a member of the NY and NJ State Bar Associations. Thomas J. Ross, Jr. Executive Vice President, President Wealth Management Consultants 973.401.1500 35 years experience; Prior to joining in 2015, and before forming WMC, he was the Partner-In-Charge of Coopers & Lybrand’s Personal Financial Services Group, serving on the firm’s National PFS Steering Committee. He helped found C&L’s Registered Investment Advisory subsidiary, serving on its Investment Policy Committee. He has an expertise in planning for senior corporate executives, optimization of compensation and benefits programs and the financial aspects of employment contracts. He has worked with current or retired Chairmen, CEOs and Presidents of major American corporations, written technical articles, instructed at professional education programs, and has been quoted in national financial press. Tom is a CPA (Inactive) with a BA in English from Boston College and an MBA in Finance from the Wharton School. Experienced Leadership Team

Kevin Runyon Executive Vice President, Chief Information Officer & Chief Digital Officer 908.806.3060 34 years experience; Prior to joining in 2014, he served as Managing Director of All Covered, a Division of Konica Minolta in Cherry Hill, NJ, where he was responsible for the delivery of technology and IT compliance-related services to over 100 banks across the country. Kevin has held information technology positions with United Computer, OceanFirst Bank, CoreStates Bank and National State Bank of Elizabeth with a focus on technology issues that affect the bottom line of business. He is a member of the North Jersey Bankers Association, New Jersey Bankers Association and Pennsylvania Bankers Association. Vincent A. Spero Executive Vice President, Commercial Private Banking (Real Estate) 908.719.6556 32 years experience; Joining June of 2008 as SVP and Senior Commercial Lender, he was appointed EVP and Chief Lending Officer of Peapack-Gladstone Bank in 2009. Prior to joining, he had held senior level positions at both Lakeland Bank and Commerce Bank. Eric H. Waser Executive Vice President, Commercial Private Banking 908.470.6149 28 years experience; Before joining in 2015, he served as Managing Director for Citibank’s East Business Banking Division, and prior to that, was the SVP, CFO and COO at Clean Venture, Inc., one of the largest private environmental remediation company’s in the US. He also served as President of Mid Atlantic Corporate Banking, CEO-NJ and Managing Director at Sovereign Bank and EVP at Fleet Boston Financial/Nat West Bank. Experienced Leadership Team

Financial Highlights Branch Map Franchise Overview NOTE: Financial data as of 12/31/2018. Private Banking Offices Bedminster, NJ Morristown, NJ Princeton, NJ Teaneck, NJ Fairfield, NJ Gladstone, NJ Greenville, DE (Trust Subsidiary) New Providence, NJ Bonita Springs, FL Headquarters Bedminster, NJ Year Founded 1921 Branches 20 Total Assets $4.6 Bil Gross Loans $3.9 Bil Total Deposits $3.9 Bil Wealth Management AUM/AUA $5.8 Bil Fee Income / Revenue 28% Market Cap $487 Mil

Affluent Market 1 Rank reflects ranking amongst all New Jersey counties. Note: Weighted average is calculated as the sum of (percent of state/national franchise * demographic item) within each market; banks, thrifts, and savings banks included (retail branches only). Source: S&P Global Market Intelligence, FDIC

Balance sheet risk management includes stress testing: Capital Quarterly stress testing (top down/bottom up). Remain well-capitalized under our stress scenarios. Liquidity (as of December 31, 2018) $543 million in cash and cash equivalents and securities designated as available for sale. Additional unused borrowing capacity of $1.3 billion available at the FHLB and $1.3 billion at the FRB. Quarterly stress testing. Interest Rate Quarterly stress testing. The Company’s interest rate sensitivity models indicate that the Company’s sensitivity is relatively balanced, meaning that its net interest income remains relatively stable in a rising interest rate environment. These models contemplate the Company’s higher deposit betas experienced during the December quarter will continue. Capital, Liquidity, & Interest Rate Risk Management

Quarterly Income Statement Summary (Dollars in thousands, except per share data) 1 Efficiency Ratio calculated by dividing total noninterest expense, by net interest income and total noninterest income. 2 Q3 2018 included $319k of severance expense; $340k of investment banking fees related to the Lassus Wherley acquisition; and $325k loss on sale of securities, principally related to a restructure of the investment portfolio, which will benefit future earnings. These three items reduced reported net income by $736k, EPS by $0.04, ROAA by 0.07%, and ROAE by 0.66% for Q3 2018. 3 Q4 2018 included $4.4mm of loss on sale of MFL; $3mm of life insurance proceeds related to MCM (No tax effect); and $405k expense related to the write down of identifiable intangible assets (No tax effect). These three items reduced net income by $655k , EPS by $0.04, ROAA by 0.06%, and ROAE by 0.57%, for Q4 2018. See Non-GAAP financial measures on page 35.

Asset Quality 1 The increase in NPA is due to the addition of one healthcare real estate secured loan, totaling $15 million which continues to pay as agreed, and which the Company believes to be well secured.

Capital Summary 1. Tangible equity as a percentage of tangible assets at period end is calculated by dividing tangible equity by tangible assets at period end. See non-GAAP financial measures reconciliation on page 36. 2. Tangible book value per share is calculated by dividing tangible equity by period end common shares outstanding. See non-GAAP financial measures reconciliation on page 36.

Non-GAAP Financial Measures Reconciliation (Dollars in thousands, except per share data) We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios.  Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titles measures reported by other companies.

Non-GAAP Financial Measures Reconciliation (Dollars in thousands, except per share data) We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios.  Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titles measures reported by other companies.

Peapack-Gladstone Financial Corporation 500 Hills Drive, Suite 300 P.O. Box 700 Bedminster, New Jersey 07921 (908) 234-0700 www.pgbank.com Douglas L. Kennedy President & Chief Executive Officer (908) 719-6554 dkennedy@pgbank.com Jeffrey J. Carfora Senior EVP & Chief Financial Officer (908) 719-4308 jcarfora@pgbank.com John P. Babcock Senior EVP & President of Peapack Private Wealth Management (908) 719-3301 jbabcock@pgbank.com Contacts Corporate Headquarters Contact